                                 PROMISSORY NOTE

        $600,000.00                                                May 26, 2003

                 FOR VALUE RECEIVED, Tango, Incorporated, a Florida corporation, and Pacific Print Works, an Oregon L.L.C., ("Debtors") promise to pay to the order of Springfield Investment Company, at 2870 South State Street, Salt Lake
City, UT 84115 ("Payee"), or at such other place as Payee shall have designated to Debtors in writing, the principal sum of Six Hundred Thousand ($600,000), hereof until paid in full. Sums due under this Note shall be payable as follows:

        a.   The Buyer will pay the Seller fifty thousand and no/100 dollars
             $50,000.00) together with accrued interest on or before September
             15th 2003; and
        b.   The Buyer will pay the Seller Fifty thousand and no/100 dollars
             ($50,000.00) together with accrued interest on or before October
             15th 2003; and
        c.   The Buyer will repay the Seller fifty thousand and no/100 dollars
             ($50,000) together with accrued interest on or before November 15th
             2003; and
        d.   The Buyer will repay the Seller Fifty thousand and no/100 dollar
             ($50,000.00) together with accrued interest on or before December
             15th 2003; and
        e.   The Buyer will pay the Seller fifty thousand and no/100 dollars
             ($50,000.00) together with accrued interest on or before January
             15th 2004; and
        f.   The Buyer will pay the Seller Fifty thousand and no/100 dollars
             ($50,000.00) together with accrued interest on or before February
             15th 2004; and
        g.   The Buyer will repay the Seller fifty thousand and no/100 dollars
             ($50,000)  together with accrued interest on or before March 15th
             2004; and
        h.   The Buyer will repay the Seller Fifty thousand and no/100 dollar
             ($50,000.00) together with accrued interest on or before April 15th
             2004; and
        i.   The Buyer will pay the Seller fifty thousand and no/100 dollars
             ($50,000.00) together with accrued interest on or before May 15th
             2004; and
        j.   The Buyer will pay the Seller Fifty thousand and no/100 dollars
             ($50,000.00) together with accrued interest on or before June 15th
             2004; and
        k.   The Buyer will repay the Seller fifty thousand and no/100 dollars
             ($50,000) together with accrued interest on or before July 15th
             2004; and
        l.   The Buyer will repay the Seller Fifty thousand and no/100 dollar
             ($50,000.00) together with accrued interest on or before August
             15th 2004; and

                  Debtors will pay an additional Twenty Dollars ($20) per day for each day any payment is delinquent. In addition to the late payment penalty,
Payee may hire or pay someone else to help collect this Note if Debtor does not pay which sums Debtor will reimburse to Payee. Such reimbursable sums include, subject to any limits under applicable law, Payee's reasonable attorney's fees and legal expenses whether or not there is a lawsuit, including reasonable attorney's fees and legal expenses for bankruptcy proceedings, (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Payee may also take any other actions allowed by law or under this Note and the other agreements relating to the indebtedness.

                  All payments received under this Note shall be made in the form of lawful money of the United States of America.

                  This Note may be prepaid by Debtors, in whole or in part,
without premium or penalty. All prepayments shall first be applied to accrued interest and then to the unpaid principal balance hereof.

                  Debtors will be in default if any of the following happens:
(a) Debtors fail to make any payment when due; provided however, Debtors will not be excused from making the Twenty Dollars ($20.00) per day penalty payment if any of the payments are not received on or before the dates set forth herein;
(b) Debtors break any written promise Debtors have made to Payee, or Debtors fails to perform promptly at the time and strictly in the manner provided in this Note or any agreement related to this Note, or in any other agreement or loan Debtors has with Payee, (c) any representation or statement made or furnished to Payee by Debtors or on Debtor's behalf is false or misleading in any material respect; (d) Either Debtor becomes insolvent, a receiver is appointed for any part of either Debtor's property, either Debtor makes an assignment for the benefit of creditors, or any proceeding is commenced either by Debtors or against either Debtor under any bankruptcy or insolvency laws; (e)
any creditor tries to take any of either Debtor's property on or in which Payee has a lien or security interest. Upon default, Payee shall have all remedies available to it at law or in equity.

                  If Payee retains an attorney for collection of this Note, or if any suit or proceeding is brought for the recovery or protection of all or any part of the indebtedness evidenced by this Note, then Debtors agrees to pay on demand all costs and expenses of the suit or proceeding, or any appeal thereof, incurred by Payee, including, without limitation, reasonable attorney's fees.

                  This Note shall be governed by and construed pursuant to the laws of the 10th District Court of United States of America Federal Court System
(excluding conflicts of law provisions). Debtors agree that the courts of the
10th District Court of United States of America Federal Court System shall have exclusive jurisdiction over any disputes relating to this Note. Debtors consents to venue in the courts of the 9th District Court of United States of America
Federal Court System.

                  This note is secured by all of the equipment and personal
property set forth in the schedule marked Exhibit One and by this reference is attached hereto and made a part hereof.

TANGO INCORPORATED                         PACIFIC PRINT WORKS L.L.C.

_______________________________            _______________________________
Sameer Hirji, President                    Thomas E Stamos, President of Springfield
                                           Investment Company, the Managing
                                           Partner of PPW LLC

Attest:_____________________________                    Attest:_______________________
         Todd Violette, Secretary/Treasurer         Randy Jorgensen, Secretary/Treasurer

                                                                       EXHIBIT 1

                               Pacific Print Works
                   Equipment List, Excluding Leased Equipment
                               As of July 31, 2001

                                                                             Life
                                                            Net Book       Remaining                     3/31/2002 7/31/2002  FMV
    Date                                         Original   Value at       YRS From  Acquisition Monthly Net Book  Net Book
  Acquired   Description                           Cost     3/31/1998 Yrs Acq    MOS    Cost     Deprec.  Value     Value 10/31/2002

 7/31/1993 Precision Gas Dryer          6,000.00 $34,000.00 $11,333.54 7  2.33    84 $11,333.54 $404.75    0.00           $5,000.00
 7/31/1993 Exposer Unit                   200.00  $1,000.00    $333.32 7  2.33    84    $333.32  $11.90    0.00             $200.00
 7/31/1993 Well Mount Vaccum Frames                 $500.00    $167.16 7  2.33    84    $167.16   $5.95    0.00             $100.00
 7/31/1993 Mfg Equip - Set up costs               $1,500.00  $4,821.75 7  2.33    84  $4,821.75 $178.57    0.00
 9/20/1933 Toledo Digital Scale                   $1,108.00    $382.12 7  2.47    84    $382.12  $13.19    0.00             $250.00
  9/1/1997 Toledo Digital Scale                                  $0.00                    $0.00            0.00             $250.00
12/16/1993 Racks                          500.00  $5,071.00  $1,962.40 7  2.71    84  $1,962.40  $60.37    0.00           $1,000.00
 8/30/1994 Pressure washing equipment     300.00  $2,265.00  $1,078.51 7  3.42    84  $1,078.51  $26.96    0.00             $400.00
11/22/1994 M&R Turnabout Ink Mixer        300.00    $973.75    $498.71 7  3.65    84    $498.71  $11.59    0.00             $200.00
  1/3/1995 60 Gallon Storage Cabinet                $616.50    $330.25 7  3.75    84    $330.25   $7.36    0.00             $150.00
 3/27/1995 Racking                                  $340.00    $190.17 7  3.99    84    $190.17   $4.05    0.00              $70.00
  5/4/1995 Warehouse Shelving                       $260.00    $151.54 7  4.09    84    $151.54   $3.10    3.25     0.00     $50.00
 5/22/1995 Folding Matching             1,000.00    $400.00  $2,365.50 7  4.14    84  $2,365.53  $47.62   80.62     0.00  $5,000.00
 6/29/1995 Compressor                   1,500.00  $5,390.00  $3,270.27 7  4.25    84  $3,270.27  $64.17  189.50     0.00  $1,080.00
  7/5/1995 Shelving/Racking                         $399.94      $0.00 7       SEC 179    $0.00   $0.00    0.00     0.00     $70.00
 8/18/1995 SqueegeesFlood Bars/Plat               $4,154.40  $2,506.74 7  4.38    84  $2,506.74  $41.20  212.47     0.00    $830.00
11/16/1995 Stretching Table w"J" Bar      100.00  $1,300.00      $0.00 7       SEC 179    $0.00   $0.00    0.00     0.00    $260.00
12/29/1995 Black Gum Blanket Screen                 $822.82      $0.00 7       SEC 179    $0.00   $0.00    0.00     0.00    $165.00
  2/1/1996 Electric Tagging Gum            50.00    $395.00    $272.80 7  4.84    84    $272.80   $4.70   47.32    28.52     $80.00
 2/20/1996 Number Printer - Haroo         400.00  $4,400.00  $3,072.40 7  4.89    84  $3,072.40  $52.38  559.83   350.31  $2,000.00
  4/4/1996 Yale Pallete Jack              150.00    $480.00    $342.96 7  5.01    84    $342.96   $3.71   69.19    46.35    $200.00
  5/9/1996 Black Flash 18x18 w/stand      100.00    $500.00    $364.73 7  5.11    84    $364.73   $5.95   79.15    55.35    $500.00
 5/10/1996 Racking - Upright/Loudbeams            $3,694.00 $28,920.00 7  5.11    84  $2,695.20  $43.98  585.60   409.68    $740.00
 5/24/1996 Well Mount Eye Wash                      $120.97     $80.89 7  5.15    84     $88.89  $31.44   19.83    14.07     $24.00
 5/30/1996 Anlec Legeod 12 Color Print  3,500.00 $22,864.17 $16,868.43 7  5.17    84 $16,858.43 $272.19 3802.69 2,713.93 $10,000.00
 6/24/1996 Black Flash 16x16 w/stand      100.00    $420.00    $313.21 7  5.23    84    $313.21   $5.00   71.71    53.71    $500.00
  7/1/1996 Eye wash Fountain                        $314.06    $235.52 7  5.25    84  $5,235.52   $5.74   56.16    41.20     $63.00
  7/8/1996 18x20 Palletes With Breches              $711.00    $333.34 7  5.27    84    $533.34   $8.46  128.39    94.55
 7/17/1996 Screen & Ink Cart               50.00    $400.00    $302.65 7  5.30    84    $302.65   $4.76   74.15    55.11    $200.00
 8/15/1996 Antec Legend 6 Color Prints  1,500.00  $6,795.00  $5,216.34 7  5.38    84  $5,216.34  $80.89 1335.44 1,011.88  $2,500.00
 8/16/1996 Hydrolyie 5258 Sink w/Stand            $1,405.00  $1,078.50 7  5.38    84  $1,078.50  $16.73  276.35   209.43    $280.00
 8/16/1996 Turbo Vaccum ST-25(Screens)              $449.00    $344.76 7  5.38    84    $344.76   $5.35   88.31    66.91     $82.00
 8/23/1996 Job Carts(14)                1,000.00  $6,160.00  $4,747.80 7  5.40    84  $4,747.81  $73.33 1229.78   936.46  $2,800.00
 9/17/1996 Job Carts(4)                   500.00  $4,400.00  $3,434.46 7  5.47    84  $3,414.46  $52.38  928.48   711.96    $800.00
 9/18/1996 Flash Dryer w/Stand (2)        100.00  $1,405.00  $1,097.16 7  5.47    84  $1,097.16  $16.73  294.71   227.79
           Flash Dryer w/Stand (1)        100.00                 $0.00                    $0.00   $0.00
 10/3/1996 Exposure Unit - Screenmake   2,000.00  $6,900.00  $5,429.43 7  5.51    84  $5,429.43  $82.14 1488.43 1,159.87  $4,000.00
 10/3/1996 Ray Paul Cyclone Dryer       6,000.00 $26,400.00 $20,773.20 7  5.51    84 $20,373.20 $314.29 5694.54 4,437.38 $15,000.00
10/23/1996 Job Carts (4)                          $4,400.00  $3,496.02 7  5.57    84  $3,496.02  $52.38  983.25   773.73    $800.00
 1/22/1997 3 Roll Bagger - Finishing                $396.00    $328.71 7  5.82    84    $328.71   $4.71  102.62    83.78     $80.00
 2/12/1997 Diamond Maxitronic Squeegee  1,000.00  $4,075.00  $3,416.69 7  5.87    84  $3,416.69  $48.51 1089.33   895.29    $815.00
 2/17/1997 15HP Kaeser Compressor       1,000.00  $5,000.00  $4,202.81 7  5.89    84  $4,202.81  $59.52 1346.77 1,108.69  $2,000.00
 3/21/1997 Antec 8 Color, 8 Station
            Printer                     2,500.00  $8,129.00  $6,846.77 7  5.90    84  $6,846.37  $96.37 2202.83 1,815.75  $3,000.00
 2/24/1997 Blue PalletJack                 50.00    $200.00    $168.70 7  5.91    84    $168.30  $52.38   54.45    44.93    $200.00
 2/27/1997 22"x22" Custom Hold Down                 $675.00    $370.19 7  5.91    84    $570.19  $58.04  188.48   152.32    $165.00
 3/25/1997 Hooping Pallets (9)                      $287.00    $245.30 7  5.99    84    $245.30   $3.42   88.31    67.63
 3/28/1997 M&R Turnabout Mixer Vase       300.00  $1,185.96  $1,015.14 7  5.99    84  $1,015.14  $16.12  337.60   281.12    $237.00
  4/1/1997 Hopkins Red Air Flash Unit     200.00    $850.00    $728.56 7  6.00    84    $728.56  $10.12  243.12   202.64    $130.00
           Hopkins Red Air Flash Unit
            16x16(3)                                             $0.00                    $0.00            0.00     0.00
 4/16/1997 Mettler Toledo Counting Scale          $1,314.80  $1,135.37 7  6.05    84  $1,135.37  $15.65  348.18   321.58    $263.00
 7/13/1997 Model SE Lands Power Was       150.00  $1,000.00    $899.48 7  6.30    84    $899.48  $11.90  328.21   280.61  $1,000.00
 8/11/1998 Prism Machine Guide Lights               $174.45            7  7.36    84    $174.45   $2.18   78.53    69.81     $35.00
 2/26/1999 Belt for Precision Vortex
            Dryer Extension            $1,765.00                       7  7.91    84  $1,365.00  $21.01  966.55   882.30    $353.00
           Precision Gas Dryer                                           98.32                             0.00     0.00

                                                                       EXHIBIT 1

                               Pacific Print Works
                   Equipment List, Excluding Leased Equipment
                               As of July 31, 2001

                                                                      Life
                                                       Net Book     Remaining                      3/31/2002  7/31/2002      FMV
    Date                                    Original   Value at      YRS From Acquisition Monthly   Net Book   Net Book
  Acquired   Description                     Cost     3/31/1998 Yrs  Acq  MOS    Cost     Deprec.    Value      Value     10/31/2002

 3/25/1999 Ray Paul Cureais
            Dryer               12,000.00  $18,000.00            7   7.99  84 $18,000.00   $214.99  10,071.27  9,214.11    $8,000.00
 7/19/1999 9 Tas Squeegees                    $150.00            7    8.3  84    $150.00     $1.79      90.93     83.77       $75.00
 9/22/1999 EZ 1000 Folding Machine          $1,000.00                8.48  84  $1,000.00    $11.91     630.79    583.15    $5,000.00
12/23/1999 EZ Folding Machine
            Buyout               1,500.00   $2,834.78            7         84  $2,834.78    $33.75   1,889.85  1,754.86
  6/4/1998 Flashcure             1,500.00   $4,485.00            5         60  $4,485.00    $75.75   1,046.50    747.50      $500.00
 7/20/1998 Flashcure             1,500.00   $2,474.52            5         60  $2,474.52    $41.24     618.63    453.66      $500.00
 3/11/1999 Ink Dept                           $605.00            5         60    $605.00    $10.08     231.92    191.58
 3/23/1999 Tas Press-Shipping                 $600.00            5         60    $600.00    $10.00     230.00    190.00
 5/21/1999 Screen Print
            improvements                      $847.47            5         60    $847.47    $14.12     353.11    296.61
11/19/1999 Air Jet Dryer         1,500.00    $2400.00            5         60  $2,400.00    $40.00   1,240.00  1,080.00   $12,000.00
12/15/1999 Shipping charges - Tas
            America                           $685.00            5         60    $685.00    $11.42     365.33    119.67
 4/16/2000 Screenprinter, manual,
            Prism                2,000.00   $3,500.00            5         60  $3,500.00    $58.33   2,100.00  1,866.67    $2,500.00
 7/31/2000 Washout Equipment     2,000.00                        5         60  $6,412.00   $106.87   4,167.80  3,740.33
10/16/2000 Tas Press             5,000.00                        5         60 $46,817.69   $780.29  33,552.68 30,431.50   $35,000.00
 5/31/2001 Major part for image
            sealer               5,000.00                                  60  $6,955.00   $193.19   3,091.11  2,318.35
 6/11/2001 Major part for Prism
            automatic                                                      60    $950.00    $15.83     807.50    744.18
 10/1/2001 Major part for Prism
            automatic                                                      60  $4,222.51    $70.38   3,800.26  3,514.74
 9/15/2001 Aluminum pellets                                                60  $1,201.20    $20.02   1,061.06    980.98      $800.00
 2/15/2002 Air Compressor                                                  60  $7,400.00   $123.33   7,153.33  6,660.01    $3,500.00
 3/15/2002 Light Integrator                                                60    $380.00     $6.33     373.67    348.35
           Ink Computer                                                                                                   $10,000.00

   Totals                      $50,650.00 $232,408.59 $119,648.24            $233,507.86 $4,126.57 $98,569.87 $85,128.87 $141,836.00

                                                                       EXHIBIT 1
                               Pacific Print Works
                   Equipment List, Excluding Leased Equipment
                               As of July 31, 2001

                                                                Life
                                                 Net Book     Remaining                             3/31/2002  7/31/2002      FMV
   Date                               Original   Value at      YRS From   Acquisition    Monthly     Net Book   Net Book
 Acquired  Description                  Cost    3/31/1998 Yrs  Acq  MOS      Cost      Depreciation    Value      Value   10/31/2002

EMBROIDERY EQUIPMENT
 5/13/1996 Jiffy Steamer                $275.00   $201.08  7  5.12   84      $201.08       $3.27      44.01      30.93       $100.00
           Jiffy Steamer              $1,400.00     $0.00                      $0.00                                         $100.00
 10/4/1996 Hooping Machine                      $1,102.09  7  5.51   84    $1,302.09      $16.67     302.46     235.78
           Heat Transfer Unit                       $0.00                      $0.00                                         $250.00
           Heat Transfer Unit                       $0.00                      $0.00                                         $250.00
           Thread                                   $0.00                      $0.00
           Art & Design Equipment                   $0.00                      $0.00
           PC                                       $0.00                      $0.00
 5/11/1998 Hooping Machine              $756.95   $756.95  7  7.11   84        $0.00
  2/5/1998 CPU accessories & Corel
            software                    $920.00   $904.66  5  4.85   60      $756.95       $9.01     333.48     297.44
 12/9/1999 Pentium III Computer       $1,354.27                      60      $904.66      $15.34     161.39     100.03
 Totals                               $4,706.22 $2,964.78                  $1,354.27      $22.57     631.99     514.71       $250.00
                                                                           $4,319.05      $66.86    1473.34   1,205.90       $950.00

ART & DESIGN EQUIPMENT
 7/31/1993 Film Processing Sink       $1,500.00   $500.19  7  2.33   84      $500.19      $17.86                             $300.00
 7/31/1993 200 Volt Flash Cure
           Machine                    $2,000.00   $666.37  7  2.33   84      $666.37      $23.81

 9/29/1995 Workstation Tables (J)       $419.97     $0.00  7       SEC179      $0.00       $0.00                             $105.00

10/24/1995 Workstation Tables (I)       $199.99     $0.00  7       SEC179      $0.00       $0.00                              $50.00
 11/8/1995 Film Filing System -
            Jalerna                   $5,937.40 $3,887.68  7  4.61   84    $3,887.68      $70.68     508.15     225.43     $1,484.35
  1/8/1996 Design Dept Furniture      $1,389.90   $943.05  7  4.37   84      $943.05      $16.55      151.9       85.7       $347.48
 1/22/1996 Design Hardware              $474.98   $261.14  5  2.81   60      $361.14       $3.92       0.00                   $75.00
 3/17/1997 Power Center Design
            Computer                  $3,432.95 $2,720.41  5  3.96   60    $2,720.41      $53.22       0.00                  $500.00
  9/5/1996 HP Laserjet                                                         $0.00
  3/1/1995 Scanjet (2)                                                         $0.00
  1/1/1997 Umax                                                                $0.00
            Vacuum Table                                                       $0.00
 8/21/1998 Mac CPU and monitor        $2,265.10            5  5.39   60    $2,265.10      $37.76     603.66     452.62       $500.00
10/28/1998 Power Mac from Imperial       $75.00            5  5.58   60      $575.00       $1.25      22.50       17.5
            Camera                                                                         $0.00       0.00       0.00
 6/17/1999 Apple Powermac &
            accessories               $2,064.00            5  6.22   60    $2,064.00      $34.40      94.40     756.80       $500.00
 8/16/1999 Zip Drive                    $119.00            5  6.38   60      $119.00       $1.98      55.64      47.72        $30.00
 12/2/1999 Power Mac G4/400 &
            Accessories               $3,092.00            5  6.68   60    $3,092.00      $51.54    1648.88    1442.72       $773.00
 12/2/1999 Digital Camera & Battery
            Charger                   $1,003.94            5  6.68   60    $1,003.94      $16.74     535.22     468.26       $250.99
 1/14/2000 Power Mac G3               $2,200.00            5         60    $2,200.00      $36.67    1210.00    1063.33       $550.00
            Image Setter                                                                                                   $7,500.00

Totals                       5,000.00 26,174.23 $8,978.84                 $19,797.88     $374.38  $5,630.35  $4,560.08    $12,965.81

                                                                       EXHIBIT 1
                               Pacific Print Works
                    Equipment List Excluding Leased Equipment
                               As of July 31, 2002

                                                                        Life
                                                       Net Book       Remaining                       3/31/2002  7/31/2002    FMV
   Date                                      Original  Valute at       YRS From   Acquisition  Monthly Net Book   Net Book
 Acquired  Description                         Cost    3/31/1998 Yrs  Acq    Mos      Cost     Deprec.   Value     Value  10/31/2002

Leasehold Improvements
  1/5/1996 Steel Folding Gate                 $324.90   $265.47   7   4.77   84     $265.47   $3.17      51.94     36.46
 4/30/1996 5 Ton Gas Pack (Heating Air)     $7,562.00 $6,930.47  15  33.09  180   $6,930.47  $42.01   4,837.56  4,669.52
 1/28/1997 80 Gallon Water Heater w/install $1,190.00   $998.51   7   5.83   84     $998.51  $14.17     314.84    258.16
  4/1/1998 Electrical work for warehouse   $22,622.44             7          84  $22,622.64 $260.32   9,695.42  8,618.15
10/25/1998 Warehouse Buildout               $2,000.00             7          84   $2,000.00  $23.81   1,023.81    928.57
10/31/1998 General                          $3,639.44             7          84   $3,639.44  $43.33   1,863.05  1,689.74
11/30/1998 General                            $381.57             7          84     $381.57  $54.54     199.87     181.7
 2/15/1999 Warehouse Buildout               $1,200.00             7          84   $1,200.00  $14.29     657.14    600.00
 3/15/1999 Warehouse Buildout                 $244.08             7          84     $244.08   $2.91     136.57    124.95
 3/18/1999 Warehouse Buildout                 $119.77             7          84     $119.77   $1.43      67.01     61.31
 8/31/1999 Building Supplies                $1,519.99             7          84   $1,519.99  $18.09     940.71    168.35
  9/1/1999 Building Supplies                  $237.13             7          84     $237.13   $2.83     149.40    138.08
10/28/1999 Building Supplies                  $106.24             7          84     $106.24   $1.27      68.14     63.06
 11/1/1999 Building Supplies                  $384.79             7          84     $384.79   $4.58     251.97    233.65
11/22/1999 Wyatt Fire Protection            $3,519.00             7          84   $3,519.00   41.90   2,303.98  2,136.30
 11/1/1999 All Things Electrical            $2,890.20             7          84   $2,890.20   $1.69   2,841.19  2,834.43
 12/8/1999 All Things Electrical            $7,386.12             7          84   $7,386.12  $87.93   4,924.08  4,572.36
12/31/1999 Building Supplies                $1,254.01             7          84   $1,254.01  $14.93     836.01    776.29
 1/30/2000 Building Supplies                  $511.72             7          84     $511.72   $6.09     347.24    322.87
 1/31/2000 MP Plumbing                      $1,649.65             7          84   $1,649.65  $19.64   1,119.41  1,040.85
 2/29/2000 Building Supplies                $1,500.55             7          84   $1,500.55  $17.86   1,036.00    964.64
 3/31/2000 Building Supplies                $1,354.77                        84   $1,354.77  $16.33     951.56    887.05
 3/31/2000 Building Supplies                $1,650.32                        84   $1,650.32  $19.65   1,159.15  1,080.57
           Air and Gas Piping and Conduit                                                                                 $10,000.00

    Totals                                 $63,248.49                            $62,366.04 $652.60 $35,776.06 $33,087.05 $43,087.05

                                                                       EXHIBIT 1

                               Pacific Print Works
                    Equipment List Excluding Leased Equipment
                               As of July 31, 2002

                                                                             Life
                                                            Net Book       Remaining                    3/31/2002 7/31/2002   FMV
  Date                                            Orginal   Value at       YRS From  Acquistion Monthly Net Book  Net Book
Acquired      Description                         Cost      3/31/1998 Yrs  Acq  MOS     Cost    Deprec.  Value     Value  10/31/2002

OFFICE & FURNITURE & EQUIPMENT                     199.98     105.15   7  3.71   84    105.15    2.38      0.00              $100.00
12/14/1994 Desk with Left Returns
  6/7/1995 Refridgerator                           299.95          0   5  0.00 SEC 179  $0.00   $0.00      0.00              $100.00
  2/9/1996 ETC Model 100                          $770.00    $440.00   5  2.86   60   $440.45  $12.83      0.00
 3/31/1996 Conference Table-Mahogany              $970.00    $685.40   7  4.95   84   $685.40  $11.55    131.16     84.96    $250.00
 3/12/1996 Chairs for conference table            $899.94    $636.25   7  4.95   84   $636.25  $10.71    122.11     79.27    $350.00
 4/16/1996 Texas Inustruments Calculator (2)      $100.00     $60.75   5  3.05   60    $60.75   $1.67      0.00
 4/23/1996 Steel Folding Chairs (8)               $263.92    $191.00   7  5.06   84   $191.00   $3.14     40.19     27.63     $80.00
 4/23/1996 Folding Tables 30x73 (6)               $203.94    $147.49   7  5.06   84   $147.49   $2.43     30.97     21.25     $90.00
 4/25/1996 Office Furniture                      $3559.75   $3576.79   7  5.07   84  $2576.79  $42.38    543.63    374.11   $1000.00
  5/6/1996 Computer - 486 (O.L.)                  $317.00    $320.00   5  3.10   60   $320.08   $8.62    (0.00)
 5/15/1996 Folding Tables (5)                     $164.95    $120.81   7  5.13   84   $120.81   $1.96     26.57     22.78     $75.00
 5/16/1996 Mobile File Cabinet 4 Draw             $449.97    $330.18   7  5.13   84   $330.18   $5.36     72.69     62.32    $225.00
  6/3/1996 Computer - 486 (G.E.)                 $1015.00    $687.82   5  3.13   60   $687.82  $16.92    (0.00)
 6/18/1996 Computer Pentium (IP.E.)              $1400.00    $900.50   5  3.22   60   $900.50  $23.34      0.00              $250.00
 6/19/1996 Office Furniture  Workstation (P.C.)  $1959.88   $1461.16   7  5.22   84  $1461.16  $23.34    (0.00)              $500.00
 6/24/1996 HP Laser Printer                       $477.59    $357.17   5  3.23   60   $357.17   $5.69    (0.00)
 6/27/1996 2 - Open Shop Desks (S.T.)             $300.68    $225.02   7  5.24   84   $225.02   $1.58     $3.31     38.99
  8/1/1996 Workstation Pentium 100 MHZ           $1400.00    $933.40   5  3.34   60   $933.40  $23.33      0.00              $250.00
  8/8/1996 Workstation Table Desk                 $559.97    $428.29   7  5.36   84   $428.29   $6.67    108.45     81.77    $280.00
  8/9/1996 Corner Desk Station                    $199.99    $153.08   7  5.36   84   $153.08   $2.38     18.85     29.33    $100.00
 8/14/1996 ICP Laserjet SF- Xtra Printers (3)    $1437.00    $968.82   5  3.37   60   $968.82  $23.95      0.00
 8/19/1996 Workstation Pentium 100MHZ (2)        $2800.00   $1895.20   5  3.39   60  $1895.20  $46.67    (0.00)              $250.00
 9/24/1996 Workstation Pentium 100MHZ            $1650.00   $1149.50   5  3.49   60  $1149.50  $27.50      0.00              $250.00
 9/26/1996 HP Laser 5L Xtra Printer               $479.99    $334.92   5  3.49   60   $334.92   $8.00    (0.00)
10/28/1996 Office Furniture                      $1493.00   $1189.19   7  5.58   84  $1189.19  $17.77    336.60    265.52    $745.00
 11/7/1996 Workstation Pentium 120 MHZ           $1650.00   $1203.58   5  3.61   60  $1203.58  $27.50      0.00              $250.00
 11/1/1996 Refridgerator - Embroidery             $499.00    $357.56   5  3.59   60   $357.56   $1.32    (0.00)              $250.00
 3/28/1997 Compaq Pentium 100 Computer (IH)      $2485.82   $1864.37   5  3.99   60  $1864.37  $41.43      0.00              $250.00
 3/28/1997 HP Desk Jet Printers (2)               $599.99    $449.98   5  3.99   60   $449.98  $10.00    (0.00)
  6/5/1997 Refridgerator                          $529.99    $420.05   5  4.18   60   $420.05   $8.86     12.42              $265.00
 6/29/1997 Supply Cabinet                         $169.99    $139.66   7  6.25   84   $139.66   $2.02     48.37     40.29    $885.00
  7/1/1997 Workstation/Chair/Table/Shelve
            (Design)                              $470.93    $386.81   7  6.25   84   $386.81   $5.61    133.94   $111.50    $235.00
  7/1/1997 Bookcase Tower                          $54.99     $45.20   7  6.25   84    $45.20   $0.65     15.72     13.12     $27.00
  7/1/1997 Calculator/Printing                     $39.99     $31.69   5  4.25   60    $31.69   $0.67      1.30               $20.00
  7/2/1997 Cubical Panels (20 units)             $4327.00   $3554.33   7  6.26   84  $3554.33  $51.51   1231.96   1025.92   $2163.00
  7/2/1997 Workstation Table Desk (2)             $299.98    $246.42   7  6.26   84   $246.42   53.57     85.42     71.14    $150.00
 7/8/19972 Drawer Legal Filing Cabinet            $109.99     $90.35   7  6.27   84    $90.35   $1.31     31.42     26.18     $35.00
 8/11/1997 HP Laserjet II Printer                 $199.99    $158.58   5  4.37   60   $158.58   $1.35      9.65
           Wall Dividers                                                                $0.00              0.00      0.00
10/12/1998 Savin Copier (from lease)              $200.00              5         60   $200.00   $3.34     39.72     46.36
 1/25/1999 AT&T Phone System                    $14000.00              7         84 $14000.00 $166.67   7499.87   6833.19   $7000.00
           Clothing Racks                                                               $0.00              0.00      0.00
  1/5/1999 Shelving Units (from Centrailia)       $300.00              7         84   $300.00  $53.58    260.38    146.06    $150.00
 3/26/1999 Office Pro Software                     $85.00              5         60    $85.00  $51.42     31.04     25.36
 6/9/19993 Pentium II 400 64mg                   $2100.00              5         60  $2100.00     $35    910.00    770.00    $500.00
 8/4/19992 15' SVGA  Monitors                     $338.00              5         60   $318.00   $5.63    153.84    135.32    $169.00
10/21/1999 Savin Copier Lease Buyout              $665.41              5         60   $665.41  $11.09    332.71    288.34
11/22/1999 Hard Disk Drive/ Embroidery Machine   $1105.25              5         60  $1105.25  $18.42    571.07    497.19
 1/25/1999 Phone Systems                         $2065.00              5             $2065.00  $34.42    732.75    585.08
 1/27/1999 Miscellaneous                           $39.95              5         60    $39.95   $0.67     13.98     11.32
 1/28/1999 Storage Cabinet/Finishing               $99.99              5         60    $99.99   $1.67     35.00     28.33     $50.00
  2/1/1999 Miscellaneous                           $70.41              5         60    $70.41   $1.17     28.16     23.47
  2/8/1999 Miscellaneous                          $114.41              5         60   $114.41   $1.93     45.76     38.14

                                                                       EXHIBIT 1

                               Pacific Print Works
                   Equipment List, Excluding Leased Equipment
                               As of July 31, 2001
                                                                      Life
                                                    Net Book       Remaining                        3/31/2001 7/31/2002      FMV
     Date                                  Original Value at       YRS From   Acquisition  Monthly   Net Book Net Book
   Acquired   Description                    Cost   3/31/1998 Yrs  Acq  MOS      Cost      Deprec.    Value    Value      10/31/2002

  2/18/1999 Miscellaneous                    $80.00            5         60      $80.00      1.33      32.00      26.67
  5/10/1999 Computer equip &
             networking                   $7,514.00            5         60   $7,514.00    125.23    3130.83    2629.90    $2,630.00
 12/16/1999 Lap top & computer
             upgrades                     $1,970.00            3         36   $1,970.00     54.72     437.78     218.89      $492.50
   1/3/2000 Business card scanner           $249.99            3         36     $249.99      6.96      62.50      34.72       $35.00
   1/7/2000 Hubs for shop                   $575.00            5         60     $575.00      9.58     316.25     277.92      $278.00
   1/7/2000 Upgrades                        $315.00            3         36     $315.00      8.75      78.75      43.75       $44.00
   2/1/2000 Network upgrade               $2,250.00            5         60   $2,250.00     37.50   12750.00    1125.00      $562.50
  4/10/2000 Network upgrade                  $50.00            3         36      $50.00      1.38      16.67      11.11       $11.00
  5/31/2000 Computer                        $700.00            3         36     $700.00     19.44     272.22     194.44      $194.00
  6/27/2001 Power Mac Pac                                                36     $324.00      9.00     234.00     198.00      $198.00
  10/3/2001 Computers (2) Admin                                3         36   $3,625.00    100.60    3020.83    2618.07    $2,618.00
 12/15/2001 Lap top & computer
             upgrades                                                    36   $2,150.00     59.72    1911.11    1672.23    $1,672.00
 12/15/2001 Software, Quickbooks upg.
             Power Mac...and MS Office XP                                36   $1,029.00     28.58     914.67     800.35      $800.00
  2/15/2002 Zip drive and other equip                                    36     $265.00      7.36     250.28     220.84      $221.00
  2/15/2002 Software                                                     36      $49.00      1.36      46.28      40.84       $41.00
  4/15/2002 Software                                                     36     $129.00      3.58       0.00     118.26      $118.00
  6/15/2002 Software                                                     36      $34.75      0.97       0.00      32.81       $32.00
                                                                                                        0.00       0.00
  7/15/2002 Computer (2) Admin                                 3         36   $3,487.69     96.88       0.00    3100.17    $3,100.00
Totals                         5,000.00  $70,127.95                          $64,265.77 $1,358.81 $25,647.78 $25,168.42   $30,476.00

Screens                                  $32,660.06                      60  $32,660.06   $544.33   15562.05   13384.73
4/1-6/30/01 Purchase of Newman Frames                                   120   $1,920.00    $16.00    1752.00    1709.32
  10/1/2002 Purchase of Newman Frames                                   120   $6,902.00    $57.52    6556.90    6514.22
  3/15/2002 Purchase of Newman Frames       Quant     Cost              120     $378.00     $3.15
            Newman Roller Frames              734   $40.00                                                                $29,360.00
            Rigid Aluminum Frames             308   $10.00                                                                 $3,080.00

Total Screens                                                                $41,860.06   $617.85 $23,870.95 $21,608.70   $32,440.00

Other Equipment
            EZ Go Cart                                                                                                     $2,500.00
            Shop Equipment                                                                                                 $5,000.00
            Fire Extinguishers                                                                                             $5,000.00

                                                                                                                          $12,500.00

Company Totals
Manufacturing Equipment - Printing     $232,408.59                                                $98,569.87 $85,128.87  $141,836.00
Embroidery Equipment                     $4,706.22                                                 $1,473.34  $1,205.90      $950.00
Art & Design Equipment                  $26,174.23                                                 $5,630.35  $4,560.08   $12,965.81
Leasehold Improvements                  $63,248.49                                                $35,776.06 $33,087.05   $43,087.05
Office Furniture & Office Equipment     $70,127.95                                                $25,647.78 $25,168.42   $30,476.00
Screens                                                                                                                   $32,440.00
Other Equipment                                                                                                           $12,500.00
Totals                                 $429,325.54                                               $190,968.14 $170,758.58 $274,254.86

                                                                       EXHIBIT 2

                               Pacific Print Works
                                Leased Equipment
                              Amortization Schedule

                                         Original      Purchase   Life of    End of     Acquisition      Net Book     Fair Mkt Value
      Description                          Cost          Date      Asset      Life         Cost      Value at 7/31/02   10/31/2002

Color Copier (traded 3/00)              52,370.00     1/1/1996         5
Forklift                                22,539.00     1/1/1997         7   12/31/2003    18,514.18
Elexon Infinity 1                      174,138.52     7/1/1995         7    6/30/2000    78,362.33                         15,000.00
Elexon Infinity 2                      165,000.00   12/31/1996         7   12/31/2001    90,750.00                         20,000.00
RayPaul Cyclone Dryer                   39,000.00     5/1/1996         7    4/30/2003    28,785.71          4,642.86       15,000.00
Barudan 906                            289,584.00     7/1/1996        10    6/30/2006   260,000.00
Barudan Benz                           252,702.00    9/23/1996        10    8/31/2006   230,621.00
Barudan 906 Buyout                      43,437.00     6/1/2001         5    6/30/2006    43,437.00
Barudan Benz Buyout                     37,905.00    10/1/2001         5    8/31/2006    37,905.00
LDR Design Computer                     56,471.00     1/1/1996         5   12/31/2000    31,059.05
Gunold Design Computer                  44,262.00     7/1/1996         5    6/30/2001    28,770.30
Power Mac                                9,855.00   10/20/1995         3      Expired     1,642.00
E-Z Fold Machine                        28,500.00    11/1/1995         7   10/31/2002    18,660.71          1,583.33
Savin Copier Production                  3,695.00     3/1/1995         5    2/28/2000     1,478.00
Tas Equipment 8 and 14 color presses   144,312.00     6/1/1998         5    5/31/2003   144,312.00         24,052.00       85,000.00
Tas America 12 color, 14 station        94,674.00     3/1/1999         5    2/28/2004    94,674.40         29,980.23       55,000.00
Tas America 8 color, 18 stn I/C dryer  168,050.00    12/1/1999         5   11/30/2004   168,050.00         78,423.33       75,000.00
EDI Equipment & Software                28,372.00     9/1/1999         5    4/30/2004    28,372.00         10,740.82        5,000.00
Color Copier - Epson CP 8000            16,935.00     3/1/2000         4    2/28/2004    16,935.00          7,056.25

Net Balance at 3/31                  1,671,801.92                                     1,322,329.19        156,478.82      270,000.00